Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this Pre-Effective Amendment No. 1 to the registration statement on Form SB-2 of our report dated April 10, 2000 on our audits of the consolidated financial statements of UNIVERSAL MONEY CENTERS, INC. We also consent to the reference to our firm under the caption "Experts."


                                                       /s/ BAIRD, KURTZ & DOBSON



Kansas City, Missouri
August 2, 2000